----------------------------
EMERGING MARKET FIXED INCOME
----------------------------

Alliance Multi-Market
Strategy Trust

Semi-Annual Report
April 30, 2000




                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 2, 2000

Dear Shareholder:

This report provides the performance, investment strategy and outlook of the Alliance Multi-Market Strategy Trust (the "Fund"), for the semi-annual reporting period ended April 30, 2000.

Investment Objective and Policies

Alliance Multi-Market Strategy Trust seeks the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro, in which the Fund may invest up to 50% of its net assets.

Investment Performance

The following table shows how the Fund performed during the past six- and 12-month periods ended April 30, 2000. For comparison, we have included the Merrill Lynch 1-5 Year Government Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 17 funds with similar investment objectives.

During the past six-month period, the Fund underperformed the Merrill Lynch 1-5 Year Government Bond Index. Our underweighting of U.S. government bonds, which outperformed the global market in aggregate, and overweighting of European markets, which did not fare as well, caused us to underperform the Merrill Lynch 1-5 Year benchmark. However, the Fund's Class A shares slightly outperformed the Lipper Short World Multi-Market Income Funds Average, an average of similarly invested funds, during the same period. On a 12-month basis, the Fund underperformed both the index and the average. Again, our underweighting of U.S. Treasuries hurt performance as U.S. Treasuries were the best performer during the period under review.

INVESTMENT RESULTS*
Periods Ended April 30, 2000

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Multi-Market
Strategy Trust
  Class A                                                      0.31%       0.56%
--------------------------------------------------------------------------------
  Class B                                                     -0.19%      -0.26%
--------------------------------------------------------------------------------
  Class C                                                     -0.03%      -0.26%
--------------------------------------------------------------------------------
Merrill Lynch
1-5 Year
Government
Bond Index                                                     1.61%       3.01%
--------------------------------------------------------------------------------
Lipper Short
World Multi-
Market Income
Funds Average                                                 -0.11%       0.73%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Merrill Lynch 1-5 Year Government Bond Index is composed of U.S. government agency and Treasury securities with maturities of one to five years. The Lipper Short World Multi-Market Income Funds Average reflects performance of 17 funds during both the six- and 12-month periods ended April 30, 2000. The funds that comprise this Lipper average have generally similar investment objectives to your Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index or an average, and its results are not indicative of the performance of any specific investment, including Alliance Multi-Market Strategy Trust.

      Additional investment results appear on pages 5-8.

Market Overview

The global macroeconomic outlook continued to brighten during the reporting period. In the U.S., the economy grew 7.3% annualized during the final quarter of 1999 and 5.4% annualized during the first quarter of 2000. Consumer spending remained strong and unemployment reached new historic lows. The rise in commodity prices, led by oil, temporarily spiked U.S. inflation in March on a year-over-year basis, however non-energy prices remained relatively tame through April. With economic activity remaining strong, the U.S. Federal Reserve enacted four 25 basis-point rate hikes, moving short-term interest rates to 6.50%.

The euro countries enjoyed a virtuous circle of falling unemployment, improved consumer confidence and spending, and stronger economic growth. European governments are maintaining fiscal discipline while adopting business-friendly reforms. Japan is expected to finally grow as corporate restructuring, stimulative public policies, and a technology investment boom are supporting a still-fragile economy. Consumer and business spending are accelerating, and a self-sustaining recovery could be under way late this year. Strength in developed economies is spilling over to East Asia, Latin America, and emerging Europe. The dollar broke through parity with the euro in late January, touching a high of $0.95/euro, while trading in a 100-110 range against the yen during the quarter.

The short-term global bond market, as represented by the Merrill Lynch 1-5 Year Government Bond Index, posted a relatively modest return of 1.61% during the six-month period under review. Stronger than expected economic reports, and the threat of rate hikes by the U.S. Federal Reserve and the European Central Bank, weighed on global bond prices. The euro area was the weakest performer as signs of economic recovery increased and investors priced in future rate hikes by the European Central Bank. The dollar bloc countries of Australia, New Zealand


--------------------------------------------------------------------------------
2 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

and Canada fared better as their economic conditions remained more benign. The U.S. market outperformed the other developed bond markets, helped at times by periods of weakness in the equity markets and shrinking supply due to the government buy-back program. (The Treasury buy-back program is part of a long term government plan to lower outstanding debt while there is a government budget surplus.)

European investment grade corporate bonds posted weaker returns than governments during the period due to increased volatility in global financial markets. Relatively poor performance in U.S. corporate bonds also impacted European corporate bond performance. European corporate bond issuance in the first quarter of 2000 was lower than the first quarter of 1999, largely influenced by the effects of Y2K.

Investment Strategy

During the period under review, we maintained the maximum allowable U.S. dollar bond position in mostly corporate and supranational issuers. We increased our German government bond position as the inflation outlook remained positive given Germany's excess capacity and high unemployment. In the dollar bloc, we re-entered the Canadian government bond market for further diversification of the Fund.

Outlook

In the period ahead, we expect the U.S. economy to remain relatively strong and the global economy to continue to strengthen. Europe's improved economic health should push bond yields and official rates higher. On balance, we expect monetary policy officials to continue to raise interest rates. The world's central banks, with the exception of Japan, are well entrenched in a tightening cycle which will continue to support curve flattening in Europe and continued inversion in the U.S. The prospect of further tightening by central banks will keep non-U.S. dollar bonds on the defensive. We believe that the near-term risks for global bond yields remain tilted in an upward direction. Going forward, we believe the volatility in the European investment grade corporate bond markets will continue. An increase in risk aversion, as witnessed by equity market volatility and the fall in long-term government bond yields, suggests sustained volatility in the European corporate bond markets.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO] John D. Carifa

[PHOTO] Douglas J. Peebles

Portfolio Manager, Douglas Peebles, has over 13 years of investment experience.

Thank you for your continued interest and investment in the Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas J. Peebles

Douglas J. Peebles
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
5/31/91* TO 4/30/00

                               [GRAPHIC OMITTED]

[The following table was depicted as a mountain chart in the printed material.]

                              [PLOT POINTS NEEDED]

                                                            4/30/00

Merrill Lynch 1-5 Year Government Bond Index:               $17,347

Lipper Short World Multi-Market Income Funds Average:       $13,299

Alliance Multi-Market Strategy Trust Class A:               $13,273

This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 5/31/91 to 4/30/00) as compared to the performance of an appropriate broad-based index and the Lipper Short World Multi-Market Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Merrill Lynch 1-5 Year Government Bond Index is composed of U.S. government agency and Treasury securities with maturities of one to five years.

The Lipper Short World Multi-Market Income Funds Average reflects the performance of 7 funds (based on the number of funds in the average from 5/31/91 to 4/30/00). These funds have generally similar investment objectives to Alliance Multi-Market Strategy Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Multi-Market Strategy Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

*     Closest month-end after Fund's Class A share inception date of 5/29/91.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE MULTI-MARKET STRATEGY TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

         Alliance Multi-Market Strategy Trust-Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                          Alliance Multi-Market    Merrill Lynch 1-5 Year
                             Strategy Trust         Government Bond Index
--------------------------------------------------------------------------------
      4/30/92*                     4.79%                     9.33%
      4/30/93                     -1.04%                    10.30%
      4/30/94                     -3.41%                     1.06%
      4/30/95                    -12.06%                     5.97%
      4/30/96                     14.70%                     7.30%
      4/30/97                     11.87%                     6.09%
      4/30/98                      7.89%                     7.83%
      4/30/99                      5.56%                     6.22%
      4/30/00                      0.56%                     3.01%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The unmanaged Merrill Lynch 1-5 Year Government Bond Index is composed of U.S. government agency and Treasury securities with maturities of one to five years. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Multi-Market Strategy Trust.

* The Fund's return for the period ended 4/30/92 is from the Fund's inception date of 5/29/91 through 4/30/92. The benchmark's return for the period ended 4/30/92 is from 5/31/91 through 4/30/92.


--------------------------------------------------------------------------------
6 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS
(Class A shares)        Assets ($ mil): $368
5/29/91

COUNTRY BREAKDOWN
      2.3% Australian Dollar
      3.8% Canadian Dollar
      4.7% Danish Krona
     41.9% Euro                          [PIE CHART OMITTED]
      8.5% British Pound
      2.2% Mexican Peso
      5.5% New Zealand
      6.8% Swedish Krona
     23.8% U.S. Dollar
      0.5% Short-Term

All data as of April 30, 2000. The Fund's country breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF APRIL 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             One Year                       0.56%                    -3.72%
           Five Years                       8.00%                     7.07%
     Since Inception*                       3.72%                     3.22%
          SEC Yield**                       4.05%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             One Year                      -0.26%                    -3.06%
           Five Years                       7.08%                     7.08%
  Since Inception*(a)                       3.18%                     3.18%
          SEC Yield**                       3.49%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
             One Year                      -0.26%                    -1.19%
           Five Years                       7.13%                     7.13%
     Since Inception*                       3.40%                     3.40%
          SEC Yield**                       3.54%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(MARCH 31, 2000)

                            Class A           Class B         Class C
--------------------------------------------------------------------------------
              1 Year         -1.89%            -1.04%           1.20%
             5 Years          9.00%             8.10%           8.15%
     Since Inception*         3.83%             3.28%(a)        3.57%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 5/29/91, Class A and Class B; 5/3/93 Class C.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended April 30, 2000.
(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Australia-2.2%
Debt Obligation-2.2%
State Bank of New South Wales
   8.63%, 8/20/01(a)
   (cost $9,712,061) ....................    AUD          13,300    $  7,926,428
                                                                    ------------
Canada-3.6%
Government Obligations-3.6%
Government of Canada
   4.50%, 6/01/01(a) ....................    CAD          12,610       8,394,742
   5.50%, 9/01/02 .......................                  7,500       4,997,467
                                                                    ------------
Total Canadian Securities
   (cost $13,502,774) ...................                             13,392,209
                                                                    ------------
Denmark-4.4%
Government Obligations-4.4%
Kingdom of Denmark
   8.00%, 11/15/01(a) ...................    DKK          96,515      12,235,328
   8.00%, 5/15/03(a) ....................                 31,500       4,115,329
Total Danish Securities
   (cost $20,017,641) ...................                             16,350,657
                                                                    ------------
France-4.4%
Government Obligation-4.4%
Government of France
   8.50%, 4/25/03(a)
   (cost $18,416,788) ...................    EUR          16,000      16,059,502
                                                                    ------------
Germany-19.2%
Debt Obligations-2.6%
Bayerische Landesbank Girozentrale
   5.75%, 2/28/01(a) ....................    US$           5,000       4,947,665
DSL Bank
   5.13%, 1/20/04(a) ....................                  5,000       4,625,000
                                                                    ------------
                                                                       9,572,665
                                                                    ------------
Government Obligations-16.6%
Government of Germany
   8.00%, 7/22/02(a) ....................    EUR          47,832      46,394,811
Suedwestdeutscheland EMTN
   6.50%, 2/25/02(a) ....................    US$          15,000      14,799,660
                                                                    ------------
                                                                      61,194,471
                                                                    ------------
Total German Securities
   (cost $76,231,694) ...................                             70,767,136
                                                                    ------------


--------------------------------------------------------------------------------
                                        ALLIANCE MULTI-MARKET STRATEGY TRUST o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Italy-14.8%
Government Obligations-14.8%
Republic of Italy
   6.25%, 5/15/02(a) ....................    EUR           7,437    $  6,951,632
   8.50%, 4/01/04(a) ....................                  8,500       8,632,758
   9.50%, 1/01/05(a) ....................                 18,000      19,168,128
   12.00%, 9/01/01(a) ...................                 20,000      19,824,901
                                                                    ------------
Total Italian Securities
   (cost $68,209,728) ...................                             54,577,419
                                                                    ------------


Mexico-2.1%
Government Obligations-2.1%
Mexican Treasury Bills
   18.20%, 12/07/00(a)(b) ...............    MXN          71,519       6,941,397
   24.18%, 9/07/00(a)(b) ................                  9,135         919,113
                                                                    ------------
Total Mexican Securities
   (cost $7,759,241) ....................                              7,860,510
                                                                    ------------
Netherlands-11.8%
Debt Obligations-8.2%
Deutsche Bank Finance NV
   5.75%, 4/13/04(a) ....................    US$          17,000      16,094,478
Rabobank Nederland
   5.63%, 5/10/04(a) ....................                 15,000      14,051,985
                                                                    ------------
                                                                      30,146,463
                                                                    ------------
Government Obligation-3.6%
Government of Netherlands
   3.00%, 2/15/02(a) ....................    EUR          15,050      13,314,480
                                                                    ------------
Total Dutch Securities
   (cost $45,724,039) ...................                             43,460,943
                                                                    ------------
New Zealand-4.2%
Debt Obligation-1.3%
International Bank for Reconstruction &
   Development
   7.25%, 4/09/01(a) ....................    NZ$           9,850       4,784,145
                                                                    ------------
Government Obligation-2.9%
Government of New Zealand
   10.00%, 3/15/02(a) ...................                 20,800      10,627,893
                                                                    ------------
Total New Zealand Securities
   (cost $16,095,712) ...................                             15,412,038
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Spain-4.4%
Government Obligation-4.4%
Government of Spain
   8.00%, 5/30/04(a)
   (cost $19,107,703) ...................    EUR          16,000    $ 16,096,073
                                                                    ------------
Sweden-6.4%
Government Obligation-6.4%
Kingdom of Sweden
   13.00%, 6/15/01(a)
   (cost $28,877,510) ...................    SEK         195,300      23,734,011
                                                                    ------------
United Kingdom-8.5%
Debt Obligations-6.7%
Abbey National Treasury
   6.50%, 3/05/04(a) ....................    GBP           9,000      13,756,018
European Investment Bank
   7.00%, 12/08/03(a) ...................                  7,000      11,032,904
                                                                    ------------
                                                                      24,788,922
                                                                    ------------
Government Obligation-1.3%
U.K. Treasury Gilts
   6.75%, 11/26/04(a) ...................                  3,000       4,857,687
                                                                    ------------
Time Deposit-0.5%
First National Bank of London
   6.00%, 5/01/00 .......................    US$           1,800       1,800,000
                                                                    ------------
Total United Kingdom Securities
   (cost $33,550,437) ...................                             31,446,609
                                                                    ------------
United States-8.8%
Debt Obligations-6.1%
General Electric Capital Corp. ..........
   5.50%, 4/15/02(a) ....................                 18,050      17,475,450
Inter-American Development Bank
   6.13%, 10/04/02(a) ...................                  5,000       4,883,525
                                                                    ------------
                                                                      22,358,975
                                                                    ------------
Government Agency Obligation-1.0%
FNMA Global
   7.25%, 6/20/02(a) ....................    NZ$           7,850       3,805,120
                                                                    ------------


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Government Obligation-1.7%
U.S. Treasury Note
   5.88%, 11/15/04 ......................    US$           6,400    $  6,230,976
                                                                    ------------
Total United States Securities
   (cost $34,324,483) ...................                             32,395,071
                                                                    ------------
Total Investments-94.8%
   (cost $391,529,811) ..................                            349,478,606
Other assets less liabilities-5.2% ......                             19,293,552
                                                                    ------------

Net Assets-100% ......................                           $368,772,158
                                                                    ============

(a) Securities, or portion thereof, with an aggregate market value of $323,247,494 have been segregated to collateralize forward exchange currency contracts.
(b)   Annualized yield to maturity at purchase date.
      Glossary of Terms:
      EMTN - Euro Medium Term Note.
      FNMA - Federal National Mortgage Association.
      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000 (unaudited)

Assets
Investments in securities, at value (cost $391,529,811) ......    $ 349,478,606
Foreign cash, at value (cost $62,043) ........................           58,072
Interest receivable ..........................................       11,204,257
Unrealized appreciation of forward exchange currency
   contracts .................................................        9,720,485
Receivable for investment securities sold ....................        2,900,473
Receivable for capital stock sold ............................           49,355
                                                                  -------------
Total assets .................................................      373,411,248
                                                                  -------------
Liabilities
Due to custodian .............................................          532,905
Payable for investment securities purchased ..................        1,800,000
Payable for capital stock redeemed ...........................          879,530
Dividend payable .............................................          636,415
Advisory fee payable .........................................          185,176
Distribution fee payable .....................................          110,906
Accrued expenses and other liabilities .......................          494,158
                                                                  -------------
Total liabilities ............................................        4,639,090
                                                                  -------------
Net Assets ...................................................    $ 368,772,158
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      60,464
Additional paid-in capital ...................................      443,585,567
Distributions in excess of net investment income .............       (5,747,146)
Accumulated net realized loss on investments and foreign
   currency transactions .....................................      (36,101,196)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............      (33,025,531)
                                                                  -------------
                                                                  $ 368,772,158
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($337,034,298 / 55,279,604 shares of capital stock
   issued and outstanding) ...................................    $        6.10
Sales charge--4.25% of public offering price .................              .27
                                                                  -------------
Maximum offering price .......................................    $        6.37
                                                                  =============
Class B Shares
Net asset value and offering price per share
   ($14,430,642 / 2,356,813 shares of capital stock
   issued and outstanding) ...................................    $        6.12
                                                                  =============
Class C Shares
Net asset value and offering price per share
   ($17,307,218 / 2,827,235 shares of capital stock
   issued and outstanding) ...................................    $        6.12
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000 (unaudited)

Investment Income
Interest .........................................                   $ 15,439,805
Expenses
Advisory fee .....................................   $  1,191,874
Distribution fee - Class A .......................        544,463
Distribution fee - Class B .......................         81,644
Distribution fee - Class C .......................         89,937
Transfer agency ..................................        620,748
Custodian ........................................        286,269
Printing .........................................        171,852
Administrative ...................................         68,500
Audit and legal ..................................         68,353
Registration .....................................         17,793
Directors' fees ..................................         12,449
Miscellaneous ....................................         33,734
                                                     ------------
Total expenses ...................................      3,187,616
Less: expense offset arrangement
   (see Note B) ..................................        (25,130)
                                                     ------------
Net expenses .....................................                      3,162,486
                                                                     ------------
Net investment income ............................                     12,277,319

Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment transactions .....                     (5,572,959)
Net realized gain on foreign currency transactions                        295,340
Net change in unrealized
   appreciation/depreciation of:
     Investments .................................                    (11,298,848)
     Foreign currency denominated assets
       and liabilities ...........................                      5,571,472
                                                                     ------------
Net loss on investments and foreign
   currency transactions .........................                    (11,004,995)
                                                                     ------------
Net Increase in Net Assets
   from Operations ...............................                   $  1,272,324
                                                                     ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                      Ended        Year Ended
                                                 April 30, 2000    October 31,
                                                   (unaudited)        1999
                                                 ==============   =============

Increase (Decrease) in Net Assets
>From Operations
Net investment income ........................   $  12,277,319    $  28,801,195
Net realized loss on investments and
   foreign currency transactions .............      (5,277,619)      (7,028,380)
Net change in unrealized
   appreciation/depreciation of investments
   and foreign currency denominated
   assets and liabilities ....................      (5,727,376)     (24,461,904)
                                                 -------------    -------------
Net increase (decrease) in net assets from
   operations ................................       1,272,324       (2,689,089)
Dividends to Shareholders from:
Net investment income
   Class A ...................................     (12,352,669)     (26,589,935)
   Class B ...................................        (497,662)      (1,126,713)
   Class C ...................................        (548,354)      (1,084,547)
Distributions in excess of net investment
   income
   Class A ...................................              -0-      (1,515,744)
   Class B ...................................              -0-         (70,368)
   Class C ...................................              -0-         (63,752)
Tax return of capital
   Class A ................................              -0-      (7,329,697)
   Class B ...................................              -0-        (309,706)
   Class C ...................................              -0-        (301,764)
Capital Stock Transactions
Net increase (decrease) ......................     (53,173,085)     355,850,072
                                                 -------------    -------------
Total increase (decrease) ....................     (65,299,446)     314,768,757
Net Assets
Beginning of year ............................     434,071,604      119,302,847
                                                 -------------    -------------
End of period ................................   $ 368,772,158    $ 434,071,604
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency con-


--------------------------------------------------------------------------------
16 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .60 of 1% of the average daily


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $68,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $403,896 for the six months ended April 30, 2000.

For the six months ended April 30, 2000, the Fund's expenses were reduced by $25,130 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $13,616 from the sale of Class A shares and $2,677, $9,898, and $3,071 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $15,895,448 and $2,740,699 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in efffect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $167,287,534 and $190,436,856, respectively for the six months ended April 30, 2000. There were purchases of $14,318,484 and sales of $26,457,281 of U.S. government and government agency obligations for the six months ended April 30, 2000.


--------------------------------------------------------------------------------
18 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $101,270 and gross unrealized depreciation of investments was $42,152,475 resulting in net unrealized depreciation of $42,051,205 (excluding foreign currency transactions).

At October 31, 1999, the Fund had a capital loss carryforward of $34,490,015 of which $1,243,333 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, $10,215,734 expires in the year 2003, $80,140 expires in the year 2004, $6,464 expires in the year 2005, $40,450 expires in the year 2006, and $6,799,602 expires in the year 2007.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value approximately equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At April 30, 2000, the Fund had outstanding forward exchange currency contracts, as follows:

                                           U.S. $
                          Contract       Value on         U.S. $
                            Amount    Origination        Current     Unrealized
                             (000)           Date          Value   Depreciation
                          -----------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Euro,
  settling 5/25/00           3,261   $  3,176,978   $  2,972,347   $   (204,631)


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                           U.S. $
                          Contract       Value on         U.S. $     Unrealized
                            Amount    Origination        Current   Appreciation
                             (000)           Date          Value  (Depreciation)
                          -----------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Swedish Krona,
  settling 5/15/00         239,022   $ 27,391,940   $ 26,723,474   $   (668,466)
Forward Exchange
  Currency Sale
  Contracts
Canadian Dollars,
  settling 5/18/00          20,038     13,603,465     13,540,121         63,344
British Pound,
  settling 6/06/00          19,049     30,377,114     29,679,761        697,353
Danish Krona,
  settling 5/10/00          23,858      3,075,257      2,911,831        163,426
Euro,
  settling
  5/25/00-6/26/00          171,106    165,278,614    155,987,066      9,291,548
Japanese Yen,
  settling 6/07/00         794,000      7,490,566      7,400,682         89,884
New Zealand Dollar,
  settling 5/08/00          20,100     10,050,394      9,762,367        288,027
                                                                   ------------
                                                                   $  9,720,485
                                                                   ============

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or


--------------------------------------------------------------------------------
20 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the six months ended April 30, 2000 were as follows:

                                                       Number of
                                                       Contracts       Premiums
                                                       =========       ========

Options outstanding at October 31, 1999 ..........            -0-      $     -0-
Options written ..................................        27,650        119,053
Options expired ..................................       (19,730)       (85,115)
Options exercised ................................        (7,920)       (33,938)
                                                        --------       --------
Options outstanding at April 30, 2000 ............            -0-      $     -0-
                                                        --------       --------

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap con tract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At April 30, 2000, the Fund had no outstanding interest rate swap contracts.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      -------------------------------   -------------------------------
                                     Shares                            Amount
                      -------------------------------   -------------------------------
                          Six Months                        Six Months
                               Ended       Year Ended            Ended       Year Ended
                      April 30, 2000      October 31,   April 30, 2000      October 31,
                         (unaudited)             1999      (unaudited)             1999
                      -----------------------------------------------------------------
Class A
Shares sold                  375,084        1,404,924    $   2,331,354    $  10,793,953
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  978,153        2,377,239        6,070,994       15,386,344
---------------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust              -0-      59,018,291               -0-     406,086,486
---------------------------------------------------------------------------------------
Shares converted
  from Class B               228,047          835,343        1,408,263        3,783,171
---------------------------------------------------------------------------------------
Shares redeemed           (9,422,808)     (14,913,196)     (58,576,103)     (96,630,679)
---------------------------------------------------------------------------------------
Net increase
  (decrease)              (7,841,524)      48,722,601    $ (48,765,492)   $ 339,419,275
=======================================================================================

Class B
Shares sold                  305,645          826,085    $   1,901,306    $   5,382,943
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   50,231          120,637          313,257          783,629
---------------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust              -0-       2,774,895               -0-      19,136,136
---------------------------------------------------------------------------------------
Shares converted
  to Class A                (227,076)        (833,238)      (1,408,263)      (3,783,171)
---------------------------------------------------------------------------------------
Shares redeemed             (641,757)      (1,102,976)      (4,001,461)      (8,841,000)
---------------------------------------------------------------------------------------
Net increase
  (decrease)                (512,957)       1,785,403    $  (3,195,161)   $  12,678,537
=======================================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -------------------------------   -------------------------------
                                     Shares                            Amount
                      -------------------------------   -------------------------------
                          Six Months                        Six Months
                               Ended       Year Ended            Ended       Year Ended
                      April 30, 2000      October 31,   April 30, 2000      October 31,
                         (unaudited)             1999      (unaudited)             1999
                      -----------------------------------------------------------------
Class C
Shares sold                  144,082          383,149    $     898,362    $   2,493,985
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   48,813          121,625          304,157          790,360
---------------------------------------------------------------------------------------
Shares issued in
  connection with
  the acquisition of
  Short-Term
  Multi-Market Trust              -0-         679,675               -0-       4,680,048
---------------------------------------------------------------------------------------
Shares redeemed             (386,743)        (646,650)      (2,414,951)      (4,212,133)
---------------------------------------------------------------------------------------
Net increase
  (decrease)                (193,848)         537,799    $  (1,212,432)   $   3,752,260
=======================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2000.

NOTE G

Acquisition of Short-Term Multi Market Trust, Inc.

On November 13, 1998 the Fund acquired all of the assets of Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term") pursuant to a plan of reorganization approved by the shareholders of Alliance "Short-Term" on November 9, 1998. The acquisition was accomplished by a tax-free exchange of 62,472,861 shares of the Fund for 55,807,704 shares of "Short-Term" on November 13, 1998. The aggregate net assets of the Fund and "Short-Term" immediately before the acquisition were $118,348,530 and $413,049,483, respectively. Immediately after the acquisition the combined net assets of the Fund amounted to $531,398,013.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ------------------------------------------------------------------------------------------
                                                                           Class A
                                 ------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                   April 30,                                  Year Ended October 31,
                                        2000           --------------------------------------------------------------------
                                 (unaudited)               1999           1998           1997           1996           1995
                                 ------------------------------------------------------------------------------------------
Net asset value, beginning
  of year .......................   $   6.29           $   6.64        $  7.11        $  7.23        $  6.83        $  8.04
                                    ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........        .19                .42            .44            .47            .59            .77
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions .       (.17)              (.22)           .02            .08            .48          (1.31)
                                    ---------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...        .02                .20            .46            .55           1.07           (.54)
                                    ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ........................       (.21)              (.42)          (.44)          (.47)          (.67)            -0-
Distributions in excess of net
  investment income .............         -0-              (.02)          (.42)          (.20)            -0-            -0-
Tax return of capital ...........         -0-              (.11)          (.07)            -0-            -0-          (.67)
                                    ---------------------------------------------------------------------------------------
Total dividends and distributions       (.21)              (.55)          (.93)          (.67)          (.67)          (.67)
                                    ---------------------------------------------------------------------------------------
Net asset value, end of period ..   $   6.10           $   6.29        $  6.64        $  7.11        $  7.23        $  6.83
                                    =======================================================================================
Total Return
Total investment return based
  on net asset value(b) .........        .31%              2.95%          6.90%          7.82%         16.37%         (6.47)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $337,034           $396,867        $95,568        $96,133        $68,776        $76,837
Ratio to average net assets of:
  Expenses ......................       1.54%(c)(d)        1.44%(c)       1.74%(c)       1.58%(c)       1.64%          1.60%
  Expenses, excluding interest
    expense .....................       1.54%(d)           1.44%          1.74%          1.58%          1.60%(e)       1.55%(e)
  Net investment income .........       6.25%(d)           6.23%          6.46%          6.50%          8.40%          8.56%
Portfolio turnover rate .........         91%               124%           240%           173%           215%           400%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                -----------------------------------------------------------------------------------------
                                                                           Class B
                                -----------------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                                  April 30,                                   Year Ended October 31,
                                       2000            ------------------------------------------------------------------
                                (unaudited)              1999          1998           1997           1996            1995
                                -----------------------------------------------------------------------------------------
Net asset value, beginning of
  year ..........................   $  6.32           $  6.66        $ 7.11        $  7.23        $  6.83        $   8.04
                                -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........       .17               .36           .36            .42            .53             .44
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions .      (.18)             (.22)          .05            .06            .47           (1.05)
                                -----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...      (.01)              .14           .41            .48           1.00            (.61)
                                -----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ........................      (.19)             (.36)         (.36)          (.42)          (.60)            -0-
Distributions in excess of net
  investment income .............        -0-             (.02)         (.43)          (.18)            -0-             -0-
Tax return of capital ...........        -0-             (.10)         (.07)            -0-            -0-           (.60)
                                -----------------------------------------------------------------------------------------
Total dividends and distributions      (.19)             (.48)         (.86)          (.60)          (.60)           (.60)
                                -----------------------------------------------------------------------------------------
Net asset value, end of period ..   $  6.12           $  6.32        $ 6.66        $  7.11        $  7.23        $   6.83
                                =========================================================================================
Total Return
Total investment return based
  on net asset value(b)  ........      (.19)%            2.13%         6.24%          6.90%         15.35%          (7.31)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $14,431           $18,129        $7,217        $29,949        $88,427        $116,551
Ratio to average net assets of:
  Expenses ......................      2.31%(c)(d)       2.15%(c)      2.41%(c)       2.29%(c)       2.35%           2.29%
  Expenses, excluding interest
    expense .....................      2.31%(d)          2.15%         2.41%          2.29%          2.31%(e)        2.22%(e)
  Net investment income .........      5.43%(d)          5.46%         5.64%          5.79%          7.69%           7.53%
Portfolio turnover rate .........        91%              124%          240%           173%           215%            400%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                --------------------------------------------------------------------------------------
                                                                           Class C
                                --------------------------------------------------------------------------------------
                                 Six Months
                                      Ended
                                  April 30,                                   Year Ended October 31,
                                       2000            ---------------------------------------------------------------
                                (unaudited)              1999           1998          1997          1996          1995
                                --------------------------------------------------------------------------------------
Net asset value, beginning of
  year ..........................   $  6.31           $  6.65        $  7.11        $ 7.23        $ 6.83        $ 8.04
                                --------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ........       .17               .36            .25           .42           .54           .44
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions .      (.17)             (.22)           .16           .07           .47         (1.04)
                                --------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...        -0-              .14            .41           .49          1.01          (.60)
                                --------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ........................      (.19)             (.36)          (.41)         (.42)         (.61)           -0-
Distributions in excess of net
  investment income .............        -0-             (.02)          (.42)         (.19)           -0-           -0-
Tax return of capital ...........        -0-             (.10)          (.04)           -0-           -0-         (.61)
                                --------------------------------------------------------------------------------------
Total dividends and distributions      (.19)             (.48)          (.87)         (.61)         (.61)         (.61)
                                --------------------------------------------------------------------------------------
Net asset value, end of period ..   $  6.12           $  6.31        $  6.65        $ 7.11        $ 7.23        $ 6.83
                                ======================================================================================
Total Return
Total investment return based
  on net asset value(b)  ........      (.03)%            2.13%          6.10%         6.92%        15.36%        (7.29)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $17,307           $19,076        $16,518        $1,203        $1,076        $  786
Ratio to average net assets of:
  Expenses ......................      2.25%(c)(d)       2.15%(c)       2.61%(c)      2.28%(c)      2.34%         2.29%
  Expenses, excluding interest
    expense .....................      2.25%(d)          2.15%          2.61%         2.28%         2.30%(e)      2.24%(e)
  Net investment income .........      5.51%(d)          5.50%          5.28%         5.80%         7.62%         7.55%
Portfolio turnover rate .........        91%              124%           240%          173%          215%          400%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                 Six Months
                                      Ended       Year Ended October 31,
                             April 30, 2000      ------------------------
                                (unaudited)      1999      1998      1997
                             --------------------------------------------
      Class A ...........              1.53%     1.42%     1.73%     1.57%
      Class B ...........              2.29%     2.14%     2.40%     2.28%
      Class C ...........              2.24%     2.14%     2.60%     2.27%

(d)   Annualized.

(e)   Interest expense includes commitment fees paid.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 27

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

Federal Funds Rate

The overnight interest rate that banks charge each other for the use of Federal Funds. The Federal Funds rate is an indicator of general interest-rate trends.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

monetary policy

The regulation of the money supply and interest rates by a country's central bank with the purpose of controlling inflation and stabilizing currency.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
28 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 29

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
30 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Michael Mor, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672

Independent Accountants

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                       ALLIANCE MULTI-MARKET STRATEGY TRUST o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
32 o ALLIANCE MULTI-MARKET STRATEGY TRUST

                                                                 ---------------
Alliance Multi-Market Strategy Trust                                BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital [LOGO](R)
The Investment Professional's Choice


(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

MMSTSR400